UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2017

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2017, the board of directors (the “Board”) of Centennial Resource Development, Inc. (the “Company”), unanimously voted to increase the size of the Board from eight members to nine members and to elect Matthew G. Hyde to fill the vacancy, effective January 6, 2018.  Mr. Hyde has 36 years of experience in the upstream oil and gas industry, and most recently served as the Senior Vice President, Exploration, of Concho Resources from 2010 to 2016.

The Board has determined that Mr. Hyde satisfies the definition of “independent director” under the NASDAQ listing standards. Mr. Hyde will be designated as a Class II director to serve until the 2018 annual meeting of the Company’s stockholders, or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.  In addition, the Board appointed Mr. Hyde to serve on the Nominating and Corporate Governance Committee of the Board, effective January 6, 2018.

There are no arrangements or understandings between Mr. Hyde and any other person pursuant to which he was elected as a director.  Further, there are no transactions between Mr. Hyde or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission (the “SEC”).  Mr. Hyde will be paid compensation in the same manner as the Company’s other non-employee directors.  Information concerning the current cash and equity compensation of the Company’s directors is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 25, 2017.

Item 8.01 Other Events.

On November 2, 2017, the Board, upon the recommendation of the Audit Committee of the Board, amended the Audit Committee Charter to, among other things, clarify and update the responsibilities of the Audit Committee.  A copy of the Audit Committee Charter is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Audit Committee Charter, as amended November 2, 2017.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: November 6, 2017

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

3